Kellwood Company

Strategic Plan Update

November 6, 2007

Forward-Looking Statements

Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  The
words "believe", "expect", "will", "estimate", "project", "forecast", "planned", "should", "anticipate" and similar expressions may identify forward-looking statements.  Although we believe that our expectations reflected in the forward-looking statements are reasonable, we cannot and do not give any assurance that such expectations will prove to be correct.  These forward-looking statements, which represent the Company's expectations concerning future events, are based on various assumptions and are subject to a number of risks and uncertainties.  These risks include, without limitation: intense competition in the apparel industry on many fronts, including from our retail customers’ private label or exclusive brand programs; failing to continually anticipate fashion trends and consumer tastes; uncertainties regarding consumer confidence and spending patterns; concentration of our customers; consolidation and change in the retail industry;
performance of our retail customers in selling our goods; execution of the long-term corporate strategy; loss of key personnel; continued
value of owned and licensed brands; ability to generate sufficient sales to offset the minimum royalty payments we must pay with respect to licensed brands; inability to protect our intellectual property rights; reliance on independent manufacturers; the continued movement in the global location of lowest cost manufacturing sources; fluctuations in the price, availability and quality of raw materials; availability of suitable acquisition candidates; integration of completed acquisitions into our existing business and the availability of reasonably priced debt.  These factors should be read in conjunction with the risk factors included in our Annual Report to Stockholders on Form 10-K for
2006 (the fiscal year ended February 3, 2007) and subsequent periodic filings.  Actual results could differ materially from those expressed or implied in forward-looking statements.  The Company disclaims any obligation to publicly update or revise any of its forward-looki ng statements.

Use of Non-GAAP Financial Measures

The Company has provided non-GAAP adjusted earnings and earnings per share information for its third quarter and full year 2007 guidance and third quarter and full year 2006 results in this presentation, in addition to providing financial results in accordance with
GAAP.  This non-GAAP financial information is provided to enhance the user’s overall understanding of the Company’s current financial performance.  Specifically, the Company believes the non-GAAP adjusted results provide useful information to both management and investors by excluding items that the Company believes are not indicative of the Company’s core operating results.  The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.

The tables at the end summarize net sales, operating earnings, net earnings and diluted earnings per share from Kellwood’s ongoing operations, the impairment, restructuring and non-recurring charges, amortization of intangible assets and stock option expense included in continuing operations (See the Appendix for footnotes (1), (2) and (3) to the tables.  (Amounts in thousands, except per share data.)

Agenda

5-Year Strategic Plan Update

Key Accomplishments To Date

Smart Shirts Divestiture

Long-Term Financial Plans

Guidance Update

Kellwood Vision

5-Year Strategic Plan Update

Reinvigorate Our Legacy Businesses:  Enhance our position as a dominant player in each Division's core business.  We will ensure that our brands are product right, distributed where our
consumers want to buy them and marketed appropriately

Expand Into Higher Profile, Upscale Brands:  Expand
presence by growing existing better and above brands and
selectively acquiring / licensing new brands

Connect With Consumer:  Align more directly with consumer
needs by improved consumer intelligence, increased percentage of direct-to-consumer sales and further investment in lifestyle brands

Fund Growth:  Use operating infrastructure more efficiently in areas of organization, sourcing and expense control

Reinvigorating Our Legacy Businesses

Reorganized and revitalized women’s sportswear business

Creates focused, more agile organization that can swiftly adapt and grow diversified portfolio to meet the evolving needs of retail partners and consumers

Updates fashion look and assortments, increases consumer
research, reduces cycle time and time to market

As part of the reorganization, women’s sportswear was condensed from seven divisions to three distinct operating alliances
(Lifestyle, Designer and Modern)

Added new talent with significant and relevant experience

Improved retail performance of Gerber® childrenswear and
My Michelle® (juniors and girls dresses and sportswear)

Expanding Into Higher Profile, Upscale Brands

Growing existing better and above brands and selectively acquiring new brands

Fund most powerful, promising and recognized brands (i.e. Vince, XOXO®,
Democracy®, Calvin Klein women’s better sportswear, Hanna Andersson and Royal
Robbins®)

Extend product offerings and retail presence of brands that demonstrate success
(i.e. Hanna Andersson, Vince, HOLLYWOULD)

Transformed Phat Farm men’s business to solely a licensing model

Supports ‘World of Phat’ global brand strategy

Allows men’s business to capitalize on broad Phat Fashions
licensing system

Accelerating growth of Hanna Andersson

2008 to 2012, currently plan to open 60 retail stores, bringing total to 78

Stores open to date offer attractive returns, including a payback of the initial cash investment in less than 2 years

Will be opening several Vince retail stores as a vehicle to expand sales and brand presence

Connecting With Consumers

Increased advertising and marketing investment

Intend to reinvest portion of expected savings to support growth of brands, primarily in advertising and marketing

Expect 2007 advertising and marketing budget to be approximately 30%
higher than fiscal 2006 and plan to expand in 2008

Established corporate marketing function to unify and intensify consumer research and advertising initiatives

Launched Christie Brinkley as “face” of Sag Harbor®

Intensified focus on direct-to-consumer sales

Baby Phat     has captured and engaged an extensive consumer
market online with strong brand presence

Over 1 million unique visitors each month to babyphat.com

Funding Growth

Reducing expenses through reorganization of women’s sportswear business

Savings of $7.5 million in 2008, $15.0 million in 2009 and thereafter

Capitalizing on efficiencies in scale to improve supply chain and eliminate redundant costs

Savings of $4.5 million in 2008, $10.0 million in 2009, $12.5 million in
2010 and up to $17.5 million in 2012

Appointed team of industry veterans with combined 50 years of supply chain management experience to accelerate global sourcing model

Streamlining corporate functions and aggressively managing cost structure

Savings of $4.0 million in 2008, $7.5 million annually in 2009 and thereafter

Reduction of corporate overhead by 15% to 20% from fiscal 2007 levels

Enhancing Management Depth and Breadth

PREVIOUS EXPERIENCE

YEARS OF EXPERIENCE

NAME

15+ years

20+ years

18+ years

20+ years

20+ years

14+ years

Chief Strategy and Marketing Officer for Kellwood,
President of Gerber childrenswear, President of
Kellwood Intimate Apparel Group, as well as positions
with Sara Lee Corporation, Clorox and Procter and
Gamble

Patrick Burns

Group President, Lifestyle Alliance

Senior VP and general merchandise manager for
Robinsons-May.  Merchandising and buying positions
in women’s apparel at May Company

James Weinberg
Group President, Designer Alliance

Over 20 years at Kellwood.  Previously, executive at
E Z Sportswear Company

Arthur Gordon

Group President, Modern Alliance

Senior VP and general manager of Badgley Mischka
sportswear.  Served executive leadership roles for
Sean by Sean Combs, Anne Klein, and DKNY Kids

Wendy Chivian
President, Calvin Klein Women’s
Sportswear

Key senior VP posts at Polo Ralph Lauren, Nautica,
and Polo Jeans

Sandra Campos

President, O Oscar,
an Oscar de la Renta Company

Executive merchandising leadership roles at May
Department stores. Most recently, VP of apparel,
accessories, and footwear design at Wal-Mart

Hope Brick

Chief Merchandising Officer,
Lifestyle Alliance

Smart Shirts Divestiture

Signed definitive agreement for sale of Smart Shirts, a wholly-
owned subsidiary based in Hong Kong

Two separate transactions totaling approximately $161 million in cash

Youngor Group to acquire Smart Shirts business for approximately
$120 million in cash

Subject to certain customary closing conditions including regulatory approvals

Expected to close by end of fiscal 2007

Bright Treasure Development Ltd. acquired real estate assets for approximately $41 million in cash

Expected use of proceeds to repurchase shares and reduce debt

Strategic Rationale for Smart Shirts Sale

Addressing
Competitive
Landscape

New competitors entering from low-cost countries

More successful models incorporate fabric production

Reducing
Capital
Requirement

Substantial additional capital may be necessary to support
competitive position

Approximately $70.0 million over the next four years

Focusing on
Brand Building

Manufacturing not a strategic focus

Reducing exposure to lower-margin private label sales

Limited strategic synergy with other businesses

Five-Year Financial Plan

Long-term financial plans for ongoing operations to be
achieved over the next five years, from fiscal 2008 through
2012

Increase annual organic sales growth to 4% to 5%

Improve operating margins to 9% for existing businesses,
excluding potential future acquisitions

Accelerate EPS growth to at least 25% after significant
2008 increase, excluding potential future acquisitions

$2.0
1.8
1.6
1.4
1.2
1.0
$1.55
$1.50
$1.55
$1.9
$1.8
4% - 5% CAGR
2007E
2008P
2012P

13
KELLWOOD

Driving Annual Sales Growth

Initiatives driving organic sales
growth include

Continuing to develop Hanna Andersson
retail store base

Growing wholesale sales through door
expansion and increasing penetration at
existing doors for:

XOXO, Democracy, Calvin Klein women’s
better sportswear, Gerber childrenswear
and Royal Robbins

Pursuing international sales and
additional product categories including
licensing for:

Vince

Opening additional retail stores and
wholesale penetration for:

HOLLYWOULD

Expanding product offerings that appeal
to a broader consumer base for:

American Recreation Products specialty
brands’ Kelty® and Sierra Designs®

Annual Organic Sales Growth

($ in billions)

10.0%
9.0
8.0
7.0
6.0
5.0
4.0
9.0%
5.9%
4.6%
310 bps Enhancement
2007E
2008P
2012P

14

KELLWOOD

Improving Operating Margins

Expects to realize significant improvement
through

Reorganization of women’s sportswear business

Transformation of Phat Farm men’s business to solely a
licensing model

Streamlining corporate functions

Implementation of supply chain savings initiatives

Our margin improvement initiatives, many of
which have already begun, are anticipated to
aggregate

$25.0 million in fiscal 2008

$41.5 million in 2009

Up to $49.0 million in 2012

Further expand operating margins through

Reinvesting portion of cost reductions to support growth
of brands

Greater percentage of sales in better and above price
point brands

Operating Margin Enhancement

$5.00
4.00
3.00
2.00
1.00
0.00
$0.71
$1.50
$3.65+
At least 25% CAGR
2007E
2008P
2012P

15

KELLWOOD

Accelerating EPS Growth

Expects diluted EPS
improvement to $1.50 in fiscal
2008, compared with $0.71 in
2007, following Smart Shirts
divestiture

Expected to grow diluted EPS
by at least 25% annually after
significant 2008 increase,
excluding potential future
acquisitions

As a result of

Organic sales growth

Enhanced operating margins

Reduction of debt and share
repurchases as authorized by
the Board

EPS Growth

($ per share)

Creating Value Through Acquisitions

YEAR

2002

1 Before corporate overhead

Cumulative Return
on Capital

2003

2004

2006

2007

21.5%

21.5%

17.8%

16.0%

16.0%

Cumulative
Operating Margins1

12.9%

13.3%

13.4%

13.2%

13.5%

Includes acquisitions of Gerber childrenswear in 2002, Briggs New York in 2003, Phat Fashions in 2004, Vince and HOLLYWOULD in 2006, and
Royal Robbins and Hanna Andersson in 2007

3Q 2007 Guidance Update*

$0.30 – 0.35

$0.10– 0.15

EPS (fully diluted)

$7.5 – 9.0

$2.4 – 3.9

Net Earnings

$24.0 – 26.0

$16.5 – 18.5

Operating Earnings

$520.0 – 535.0

$400.0 – 415.0

Net Sales

Previous Expectation

Adjusted for Smart
Shirts Divestiture

(in millions, except per share amounts,
from ongoing operations)

* See Appendix slide 24 for guidance charts

Fiscal 2007 Guidance Update*

$1.30 – 1.40

$0.66 – 0.76

EPS (fully diluted)

$33.5 – 36.5

$17.0 – 20.0

Net Earnings

$87.5 – 92.5

$68.0 – 73.0

Operating Earnings

$1,950.0 – 2,000.0

$1,500.0 – 1,550.0

Net Sales

Previous Expectation

Adjusted for Smart
Shirts Divestiture

(in millions, except per share amounts,
from ongoing operations)

* See Appendix slide 25 for guidance charts

Fiscal 2008 Guidance*

$0.66 – 0.76

$17.0 – 20.0

$68.0 – 73.0

$1,500.0 – 1,550.0

Fiscal 2007
Guidance

(Adjusted for Smart
Shirts Divestiture)

$1.50

$1.30 – 1.40

EPS (fully diluted)

$32.0

$33.5 – 36.5

Net Earnings

$92.0

$87.5 – 92.5

Operating Earnings

$1,550.0

$1,950.0 – 2,000.0

Net Sales

Fiscal 2008
Guidance

Fiscal 2007
Guidance
(Previous Expectation)

(in millions, except per share amounts,
from ongoing operations)

* See Appendix slide 26 for guidance charts

Rollforward Chart*

e)

$          1.50

$          32.0

$            92.0

$       1,550.0

2008 Guidance from Ongoing Operations

d)

0.14

3.0

                    -

                    -

   Other items

(0.14)

(3.0)

(5.0)

(15.0)

   Other existing businesses, driven
   primarily by mainstream brands

0.06

1.5

3.0

                 25.0

   Growth in Royal Robbins and Hanna Andersson

0.24

5.0

8.0

                    -

   2008 savings initiatives - net of
   increased marketing expense

c)

0.25

3.0

                    -

                    -

   Stock buyback and debt retirement with
   proceeds from sale of Smart Shirts

0.95

22.5

                86.0

          1,540.0

Sub-total of completed and approved actions

b)

0.03

(1.5)

                    -

                    -

   Current $50 million stock buyback authorization

0.21

5.5

9.0

(23.0)

   Transform Phat Farm men's business to
   solely a licensing model

                    -

                    -

6.5

                 38.0

    Full year Royal Robbins and Hanna
    Andersson excluding purchase accounting

a)

$          0.71

$          18.5

$            70.5

$       1,525.0

Adjusted Guidance from Ongoing
Operations for FY2007
(mid-point of range)

Diluted EPS

Earnings

Earnings(1)

Sales

Net

Operating

(Amounts in Millions, except per share amounts)

* See Appendix slide 27 for reference notes

Looking Ahead

Changing the way we operate our business

Introducing improved processes in speed-to-market, product
development and consumer research so we can better adapt to
the evolving retail landscape

Investing in strong brands with great consumer appeal

Capitalizing on opportunities to continue to leverage
operating infrastructure

Maintaining solid balance sheet and strong free cash flow

Provides financial flexibility to acquire lifestyle brands

Kellwood’s Vision

Transforming Kellwood into a brand-focused marketing enterprise

Business equally balanced between better and mainstream brands, as compared to approximately 30% of our business being in better brands today

Owned brands are expected to reach 70% of total Company sales from approximately 50% today

Private brands to fall to 10% of our business from 28% today

Owned retail sales are expected to reach 15-20% of sales up from 8%
today

Lifestyle Alliance focused on brands that provide solid cash flow to fund higher growth opportunities

Today represent one-third of Company sales

Appendix

3Q 2007

$               0.12

$              (0.20)

$               0.32

Diluted earnings per share from
continuing operations

$               3,150

$              (5,100)

$               8,250

Net earnings from continuing operations

$             17,500

$              (7,500)

$             25,000

Operating earnings(1)

$           407,500

$         (120,000)

$         527,500

Net sales

Adjusted Ongoing
Operations

Smart Shirts(3)

Previous Ongoing
Operations

Guidance Adjustments for FY 2007 at the Mid-Point of the Range

$                  0.32

$                  0.41

$                 -

$                  -

$              (0.09)

Diluted earnings (loss) per share from
continuing operations

$               8,250

$             10,600

$                 -

$                  -

$              (2,350)

Net earnings (loss) from continuing
operations

$             25,000

$             17,500

$               3,800

$                  300

$               3,400

Operating earnings(1)

$           527,500

$                 -

$                 -

$                  -

$         527,500

Net sales

Previous Ongoing
Operations

Impairment,
Restructuring and Non
Recurring

Charges

Amortization of
Intangible Assets(2)

Stock Option Expense(2)

Previous Continuing
Operations

Previous Guidance for FY 2007 at the Mid-Point of the Range

$                  0.12

$                  0.41

$                 -

$                 -

$              (0.29)

Diluted earnings (loss) per share from
continuing operations

$               3,150

$             10,600

$                 -

$                 -

$              (7,450)

Net earnings (loss) from continuing
operations

$             17,500

$             17,500

$               3,800

$                  300

$              (4,100)

Operating earnings (loss)(1)

$           407,500

$                 -

$                 -

$                 -

$          407,500

Net sales

Adjusted Ongoing
Operations

Impairment,
Restructuring and Non
Recurring Charges

Amortization of
Intangible Assets(2)

Stock Option Expense(2)

Adjusted Continuing
Operations

Adjusted Guidance for FY 2007 at the Mid-Point of the Range

* See Footnotes on slide 26

Fiscal 2007

$               0.71

$              (0.63)

$               1.35

Diluted earnings per share from continuing
operations

$             18,500

$           (16,500)

$             35,000

Net earnings from continuing operations

$             70,500

$           (19,500)

$             90,000

Operating earnings(1)

$        1,525,000

$         (450,000)

$      1,975,000

Net sales

Adjusted Ongoing
Operations

Smart Shirts(3)

Previous Ongoing
Operations

Guidance Adjustments for FY 2007 at the Mid-Point of the Range

$                  1.35

$                  3.52

$                  -

$                  -

$              (2.17)

Diluted earnings (loss) per share from
continuing operations

$             35,000

$             91,500

$                  -

$                  -

$           (56,500)

Net earnings (loss) from continuing
operations

$             90,000

$           139,200

$             14,500

$               1,400

$           (65,100)

Operating earnings (loss)(1)

$        1,975,000

$                 -

$                  -

$                  -

$       1,975,000

Net sales

Previous Ongoing
Operations

Impairment,
Restructuring and Non
Recurring Charges

Amortization of
Intangible Assets(2)

Stock Option Expense(2)

Previous Continuing
Operations

Previous Guidance for FY 2007 at the Mid-Point of the Range

$                  0.71

$                  3.52

$                  -

$                  -

$              (2.81)

Diluted earnings (loss) per share from
continuing operations

$             18,500

$             91,500

$                  -

$                  -

$           (73,000)

Net earnings (loss) from continuing
operations

$             70,500

$           139,200

$             14,500

$               1,400

$           (84,600)

Operating earnings (loss)(1)

$        1,525,000

$                  -

$                 -

$                  -

$       1,525,000

Net sales

Adjusted Ongoing
Operations

Impairment,
Restructuring and Non
Recurring Charges

Amortization of
Intangible Assets(2)

Stock Option Expense(2)

Adjusted Continuing
Operations

Adjusted Guidance for FY 2007 at the Mid-Point of the Range

* See Footnotes on slide 26

Fiscal 2008

$                  0.71

$                  3.52

$                  -

$                   -

$              (2.81)

Diluted earnings (loss) per share from
continuing operations

$             18,500

$             91,500

$                  -

$                   -

$           (73,000)

Net earnings (loss) from continuing
operations

$             70,500

$           139,200

$             14,500

$               1,400

$           (84,600)

Operating earnings (loss)(1)

$        1,525,000

$                 -

$                  -

$                   -

$       1,525,000

Net sales

Adjusted Ongoing
Operations

Impairment,
Restructuring and Non
Recurring Charges

Amortization of
Intangible Assets(2)

Stock Option Expense(2)

Adjusted Continuing
Operations

Adjusted Guidance for FY 2007 at the Mid-Point of the Range

$                  1.50

$                  0.36

$                 -

$                  -

$               1.14

Diluted earnings per share from
continuing operations

$             32,000

$               7,600

$                 -

$                  -

$             24,400

Net earnings from continuing operations

$             92,000

$             12,000

$             15,500

$               1,000

$             63,500

Operating earnings(1)

$        1,550,000

$                 -

$                 -

$                  -

$      1,550,000

Net sales

Ongoing Operations

Impairment,
Restructuring and Non
Recurring Charges

Amortization of
Intangible Assets(2)

Stock Option Expense(2)

Continuing Operations

Guidance for FY 2008

(1) Operating earnings for ongoing operations is a non-GAAP measure that differs from GAAP operating earnings in that it excludes impairment, restructuring  and non-recurring charges, stock option expense and amortization of intangible assets.  Operating earnings for the ongoing operations should not be considered as an alternative to GAAP operating earnings.  Operating earnings before impairment, restructuring and non-recurring charges, stock option expense and amortization of intangible assets is the primary measure used by management to evaluate the Company’s performance, as well as the performance of the Company ’s divisions and segments.  Management believes the comparison of operating earnings before impairment, restructuring and non-recurring charges, stock option expense and amortization of intangible assets between periods is useful in showing the interaction of changes in sales, gross profit and selling, general and administrative expenses.  Operating earnings before impairment, restructuring and non-recurring charges, stock option expense and amortization of intangible assets may not be comparable to any similarly titled measure used by another company.

(2) Stock option expense and amortization of intangible assets is not included in operating earnings for the ongoing operations; however, it is included in net earnings.  See footnote (1) for further discussions of the presentation of operating earnings for the ongoing operations.

(3) Smart Shirts represents the newly discontinued operations.

Reference Notes to Slide 20

a)  Adjusted Guidance for 2007 at the mid-point of the range assumes 26.0 million average diluted shares outstanding.

b)  The current $50 million stock buyback authorization assumes 2.5 million shares from available cash and related loss of interest income.

c)  The stock buyback and reduction of debt uses the proceeds from sale of Smart Shirts and assumes
2.5 million shares.

d)  Other items include lower stock option expense, lower amortization expense from existing businesses, lower other expense, and interest income from operating cash flows.

e)  2008 Guidance assumes 21.4 million average diluted shares outstanding, and the issuance of 0.4 million of employee stock options.

(1) Operating earnings for the operations of ongoing operations is a non-GAAP measure that differs from GAAP operating earnings in that it excludes impairment, restructuring and non-recurring charges, stock option expense and amortization of intangible assets.  Operating earnings for the ongoing operations should not be considered as an alternative to GAAP operating earnings.
Operating earnings before impairment, restructuring and non-recurring charges, stock option expense and amortization is the primary measure used by management to evaluate the Company’s performance, as well as the performance of the Company’s divisions and segments.  Management believes the comparison of operating earnings before impairment, restructuring and non-recurring charges, stock option expense and amortization between periods is useful in showing the interaction of changes in sales, gross profit and selling, general and administrative expenses.  Operating earnings before impairment, restructuring and non-recurring charges, stock option expense and amortization may not be comparable to any similarly titled measure used by another company.